UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21563

Eaton Vance Short Duration Diversified Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2007

Item 1. Reports to Stockholders

Annual Report October 31, 2007

EATON VANCE
SHORT
DURATION
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

MANAGEMENT’S DISCUSSION OF PERFORMANCE

The Fund

Performance

•                 Based on share price, Eaton Vance Short Duration Diversified Income Fund (the “Fund”), a closed-end fund traded on the New York Stock Exchange under the symbol “EVG”, had a total return of 0.66% for the year ended October 31, 2007. That return was the result of a decrease in share price to $16.50 on October 31, 2007, from $17.75 on October 31, 2006, and the reinvestment of $1.420 in monthly distributions.

•                 Based on net asset value (NAV) per share, the Fund had a total return of 8.82% for the same period. This return resulted from an increase in NAV per share to $18.51 on October 31, 2007, from $18.42 on October 31, 2006, and the reinvestment of $1.420 in monthly distributions.

•                 The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market can also be affected by factors such as closed-end fund market conditions, fluctuations in supply and demand for the Fund’s shares, or actual and anticipated changes in Fund distributions.

Management Discussion

•                 In pursuing the Fund’s objective, the Fund’s investments have been allocated primarily to senior, secured loans, mortgage-backed securities (MBS) and foreign obligations.

•                 The loan market underwent an unprecedented correction in the third quarter of 2007 that resulted from a decline in loan demand, combined with an increase in the supply of new loan issuance. Average loan market prices fell 4%-5% in July and August. The risk aversion that began in the subprime mortgage area spread to the leveraged loan market through increased credit spreads and loan price volatility, which in turn further reduced demand from key market participants, including hedge funds, collateralized loan participation funds and mutual funds. With investor demand falling and loan supply rising to record levels, prices fell to levels not seen since 2002. The loan portion of the Fund is very well diversified in terms of industry, market and geography – a strategy management believes should help the Fund’s senior loan investments weather an economic downturn. The Fund had a less than 1% exposure to home builders. Home builders have struggled in the recent economic climate; however, management believes that these loans should benefit from the security and collateral that back these exposures.

•                 Within the Fund’s mortgage-backed securities (MBS) investments, management maintained a large position in seasoned fixed-rate MBS. While the Fund’s seasoned MBS had no direct exposure to subprime investments, they were nonetheless affected by the overall spread widening in the fixed-income markets. However, that widening was partially offset by a decline in overall bond yields. With MBS spreads in the 125 basis point range (1.25%) at October 31, 2007, MBS represented, in the view of management, better value than in recent years. Prepayment rates for the Fund’s seasoned MBS were slightly lower during the fiscal year, as homeowners were less motivated to refinance their mortgages.(1)

•                 The Fund’s foreign investments consisted primarily of long and short forward currency contracts, foreign-denominated sovereign bonds and other derivatives and foreign loans. The Fund’s largest Asian position was Malaysia, which, having de-pegged its currency and eased capital controls in 2005, has seen an inflow of investment, a stronger economy and an appreciating currency. Poland was the largest European position. Improving economic fundamentals, large remittances from abroad and the prospect of convergence with the Euro have pushed Poland’s currency higher. The Fund cross-hedged some of its Eastern Europe investments – which have attractive yields spreads over the Euro – with short-Euro positions. Brazil’s government has stabilized its economy in recent years, resulting in lower inflation, an accumulation of reserves and an inflow of capital – trends that have resulted in a further appreciation of Brazil’s currency. The Portfolio also had positions in northern and sub-Saharan Africa. Unlike some other developing economies, these countries tend to be de-linked from broad short-term global financial tides. Egyptian T-bills remained attractive, as high energy prices produced a continuing influx of Middle Eastern petro-dollars into the Egyptian financial markets.(1)

(1)  Holdings are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PERFORMANCE

•                 The Fund employs leverage through derivative instruments and the reinvestment of securities lending collateral. At October 31, 2007, the Fund had economic leverage of approximately 54% of total leveraged assets, comprised of approximately 22% through securities lending and approximately 32% through derivative instruments. Use of leverage creates an opportunity for increased total return but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

Performance(1)

Average Annual Total Return (by share price, NYSE)
One Year	0.66%
Life of Fund (2/28/05)	2.31

Average Annual Total Return (at net asset value)
One Year	8.82%
Life of Fund (2/28/05)	6.81

(1)       Share price and net asset value on 2/28/05 are calculated assuming an offering price of $20.00, less the sales load of $0.90 per share paid by the shareholder. Performance results reflect the effects of leverage.

Fund Allocations(2)

By total leveraged assets

(2)         Fund Allocations are as of 10/31/07 and are as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations as a percentage of the Fund’s net assets amounted to 219.01% as of 10/31/07. Fund Allocations are subject to change due to active management. Please refer to definition of total leveraged assets within the Notes to Financial Statements included herein.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 71.7%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 1.6%
	ACTS Aero Technical Support & Service, Inc.
	$225,000	Term Loan, 8.47%, Maturing October 5, 2014	$219,094
	DAE Aviation Holdings, Inc.
	133,811	Term Loan, 7.80%, Maturing July 31, 2009	133,728
	151,493	Term Loan, 8.93%, Maturing July 31, 2014	151,588
	114,695	Term Loan, 8.93%, Maturing July 31, 2014	114,767
	Evergreen International Aviation
	279,004	Term Loan, 8.30%, Maturing October 31, 2011	272,029
	Hawker Beechcraft Acquisition
	44,041	Term Loan, 7.17%, Maturing March 26, 2014	43,164
	1,311,833	Term Loan, 7.17%, Maturing March 26, 2014	1,285,699
	Hexcel Corp.
	425,312	Term Loan, 7.03%, Maturing March 1, 2012	416,806
	Spirit AeroSystems, Inc.
	1,557,775	Term Loan, 6.90%, Maturing December 31, 2011	1,546,092
	TransDigm, Inc.
	475,000	Term Loan, 7.20%, Maturing June 23, 2013	468,321
	Vought Aircraft Industries, Inc.
	797,005	Term Loan, 7.34%, Maturing December 17, 2011	790,032
	181,818	Term Loan, 7.62%, Maturing December 17, 2011	180,189
			$5,621,509
	Air Transport — 0.3%
	Delta Air Lines, Inc.
	$349,125	Term Loan, 8.08%, Maturing April 30, 2014	$346,569
	Northwest Airlines, Inc.
	594,000	DIP Loan, 7.03%, Maturing August 21, 2008	572,962
			$919,531
	Automotive — 4.0%
	A.T.U Auto-Teile-Unger Investment GmbH & Co. KG
EUR	750,000	Term Loan, Maturing August 20, 2012(2)	$1,034,878
	Accuride Corp.
	535,682	Term Loan, 7.13%, Maturing January 31, 2012	525,638
	Adesa, Inc.
	922,688	Term Loan, 7.45%, Maturing October 18, 2013	894,265
	Affina Group, Inc.
	845,732	Term Loan, 7.96%, Maturing November 30, 2011	845,204
	Allison Transmission, Inc.
	825,000	Term Loan, 8.17%, Maturing September 30, 2014	806,093

Principal Amount*		Borrower/Tranche Description	Value
Automotive (continued)
AxleTech International Holding, Inc.
	$425,000	Term Loan, 11.73%, Maturing April 21, 2013	$418,094
CSA Acquisition Corp.
	224,000	Term Loan, 7.75%, Maturing December 23, 2011	221,246
	559,872	Term Loan, 7.75%, Maturing December 23, 2011	552,990
Dayco Europe S.R.I.
EUR	455,475	Term Loan, 6.63%, Maturing June 21, 2010	647,426
Dayco Products, LLC
	554,013	Term Loan, 7.76%, Maturing June 21, 2011	536,874
Delphi Corp.
	500,000	Term Loan, 7.38%, Maturing April 8, 2008	498,875
Federal-Mogul Corp.
	500,000	DIP Loan, 6.65%, Maturing December 31, 2007	498,137
	361,345	Term Loan, 7.00%, Maturing December 31, 2007	356,301
	420,728	Term Loan, 7.59%, Maturing December 31, 2007	414,680
Ford Motor Co.
	496,250	Term Loan, 8.70%, Maturing December 15, 2013	478,655
General Motors Corp.
	1,419,300	Term Loan, 7.62%, Maturing November 29, 2013	1,395,172
Goodyear Tire & Rubber Co.
	675,000	Term Loan, 6.43%, Maturing April 30, 2010	657,422
HLI Operating Co., Inc.
EUR	1,323,636	Term Loan, 6.87%, Maturing May 30, 2014	1,855,128
EUR	27,273	Term Loan, 7.16%, Maturing May 30, 2014	38,668
Keystone Automotive Operations, Inc.
	248,125	Term Loan, 8.65%, Maturing January 12, 2012	232,204
LKQ Corp.
	250,000	Term Loan, 7.36%, Maturing October 12, 2014	249,375
TriMas Corp.
	70,313	Term Loan, 6.79%, Maturing August 2, 2011	69,170
	301,641	Term Loan, 7.23%, Maturing August 2, 2013	296,739
United Components, Inc.
	375,000	Term Loan, 7.38%, Maturing June 30, 2010	367,969
			$13,891,203
Beverage and Tobacco — 0.3%
Culligan International Co.
EUR	300,000	Term Loan, 9.33%, Maturing May 31, 2013	$386,282
Liberator Midco, Ltd.
EUR	250,000	Term Loan, 6.56%, Maturing October 27, 2013	357,091
EUR	250,000	Term Loan, 6.94%, Maturing October 27, 2014	358,598
			$1,101,971

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Building and Development — 2.3%
Building Materials Corp. of America
$397,007	Term Loan, 7.94%, Maturing February 22, 2014	$362,553
Capital Automotive REIT
395,362	Term Loan, 6.88%, Maturing December 16, 2010	391,228
Epco/Fantome, LLC
480,000	Term Loan, 7.59%, Maturing November 23, 2010	481,200
Hovstone Holdings, LLC
197,763	Term Loan, 7.63%, Maturing February 28, 2009	179,964
LNR Property Corp.
800,000	Term Loan, 8.11%, Maturing July 3, 2011	782,000
Mueller Water Products, Inc.
306,051	Term Loan, 6.69%, Maturing May 24, 2014	301,795
Nortek, Inc.
974,874	Term Loan, 7.05%, Maturing August 27, 2011	955,377
Panolam Industries Holdings, Inc.
166,902	Term Loan, 7.95%, Maturing September 30, 2012	160,225
PLY GEM Industries, Inc.
527,538	Term Loan, 7.95%, Maturing August 15, 2011	496,677
19,711	Term Loan, 7.95%, Maturing August 15, 2011	18,558
Realogy Corp.
962,739	Term Loan, 8.24%, Maturing September 1, 2014	897,273
259,848	Term Loan, 8.24%, Maturing September 1, 2014	242,178
Stile Acquisition Corp.
302,148	Term Loan, 7.12%, Maturing April 6, 2013	284,629
Stile U.S. Acquisition Corp.
302,663	Term Loan, 7.12%, Maturing April 6, 2013	285,114
TRU 2005 RE Holding Co.
1,325,000	Term Loan, 8.13%, Maturing December 9, 2008	1,312,854
United Subcontractors, Inc.
250,000	Term Loan, 12.36%, Maturing June 27, 2013	207,500
Wintergames Acquisition ULC
788,731	Term Loan, 8.13%, Maturing April 24, 2008	782,816
		$8,141,941
Business Equipment and Services — 4.7%
ACCO Brands Corp.
$1,187,970	Term Loan, 7.18%, Maturing August 17, 2012	$1,171,635
Affiliated Computer Services
245,625	Term Loan, 6.82%, Maturing March 20, 2013	243,015
1,115,925	Term Loan, 6.96%, Maturing March 20, 2013	1,104,068
Affinion Group, Inc.
500,000	Term Loan, Maturing October 17, 2012(2)	487,500
442,791	Term Loan, 7.70%, Maturing October 17, 2012	448,613
Allied Security Holdings, LLC
361,364	Term Loan, 8.20%, Maturing June 30, 2010	360,009

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Buhrmann US, Inc.
EUR	1,959,494	Term Loan, 5.91%, Maturing December 23, 2010	$2,778,200
DynCorp International, LLC
	437,543	Term Loan, 7.25%, Maturing February 11, 2011	423,323
Education Management, LLC
	435,784	Term Loan, 7.00%, Maturing June 1, 2013	423,800
Info USA, Inc.
	196,515	Term Loan, 7.20%, Maturing February 14, 2012	193,567
Mitchell International, Inc.
	194,013	Term Loan, 7.20%, Maturing March 28, 2014	186,252
N.E.W. Holdings I, LLC
	270,038	Term Loan, 7.77%, Maturing May 22, 2014	255,776
Protection One, Inc.
	192,977	Term Loan, 7.39%, Maturing March 31, 2012	189,359
Quintiles Transnational Corp.
	500,000	Term Loan, 9.20%, Maturing March 31, 2014	497,500
Sabre, Inc.
	1,364,593	Term Loan, 6.96%, Maturing September 30, 2014	1,299,179
Sitel (Client Logic)
	292,041	Term Loan, 7.30%, Maturing January 29, 2014	278,169
SunGard Data Systems, Inc.
	2,937,738	Term Loan, 7.36%, Maturing February 11, 2013	2,904,353
TDS Investor Corp.
EUR	525,796	Term Loan, 6.98%, Maturing August 23, 2013	746,432
Valassis Communications, Inc.
	114,527	Term Loan, 0.00%, Maturing March 2, 2014(3)	109,159
	566,468	Term Loan, 6.95%, Maturing March 2, 2014	539,915
VWR International, Inc.
	450,000	Term Loan, 7.70%, Maturing June 28, 2013	435,516
WAM Acquisition, S.A.
EUR	153,716	Term Loan, 6.57%, Maturing May 4, 2014	216,716
EUR	96,284	Term Loan, 6.57%, Maturing May 4, 2014	135,745
EUR	153,716	Term Loan, 6.82%, Maturing May 4, 2015	217,726
EUR	96,284	Term Loan, 6.82%, Maturing May 4, 2015	136,378
West Corp.
	693,013	Term Loan, 7.27%, Maturing October 24, 2013	680,741
			$16,462,646
Cable and Satellite Television — 5.6%
Bragg Communications, Inc.
	$200,000	Term Loan, 8.06%, Maturing August 31, 2014	$200,375
Bresnan Broadband Holdings, LLC
	2,000,000	Term Loan, 7.18%, Maturing March 29, 2014	1,954,286

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Cequel Communications, LLC
	$475,000	Term Loan, 9.86%, Maturing May 5, 2014	$467,875
	962,143	Term Loan, 11.36%, Maturing May 5, 2014	947,471
Charter Communications Operating, Inc.
	2,991,833	Term Loan, 6.99%, Maturing April 28, 2013	2,880,139
CSC Holdings, Inc.
	1,881,449	Term Loan, 6.88%, Maturing March 29, 2013	1,840,842
CW Media Holdings, Inc.
	200,000	Term Loan, 8.50%, Maturing February 15, 2015	200,000
Insight Midwest Holdings, LLC
	1,525,000	Term Loan, 7.00%, Maturing April 6, 2014	1,495,665
Kabel Deutschland GmbH
EUR	1,000,000	Term Loan, 6.48%, Maturing March 31, 2012	1,409,858
NTL Investment Holdings, Ltd.
GBP	538,924	Term Loan, 8.28%, Maturing March 30, 2012	1,086,917
GBP	461,076	Term Loan, 8.28%, Maturing March 30, 2012	929,910
Orion Cable GmbH
EUR	375,000	Term Loan, 7.03%, Maturing October 31, 2014	535,523
EUR	375,000	Term Loan, 7.98%, Maturing October 31, 2015	538,236
ProSiebenSat.1 Media AG
EUR	91,800	Term Loan, 7.07%, Maturing March 2, 2015(3)	124,926
EUR	9,415	Term Loan, 6.55%, Maturing June 26, 2015	13,109
EUR	231,985	Term Loan, 6.55%, Maturing June 26, 2015	323,012
EUR	91,800	Term Loan, 7.32%, Maturing March 2, 2016(3)	125,325
UPC Broadband Holding B.V.
EUR	1,150,000	Term Loan, 6.30%, Maturing October 16, 2011	1,613,944
	1,550,000	Term Loan, 7.13%, Maturing December 31, 2014	1,502,289
YPSO Holding SA
EUR	496,137	Term Loan, 6.68%, Maturing July 28, 2014	697,329
EUR	191,468	Term Loan, 6.68%, Maturing July 28, 2014	269,112
EUR	312,395	Term Loan, 6.68%, Maturing July 28, 2014	439,077
			$19,595,220
Chemicals and Plastics — 5.1%
Brenntag Holding GmbH and Co.
EUR	1,061,751	Term Loan, 11.37%, Maturing December 23, 2013	$1,497,686
Cognis GmbH
	400,000	Term Loan, 7.69%, Maturing September 15, 2013	385,875
Foamex L.P.
	252,558	Term Loan, 7.44%, Maturing February 12, 2013	243,509
Georgia Gulf Corp.
	263,434	Term Loan, 7.63%, Maturing October 3, 2013	260,607
Hexion Specialty Chemicals, Inc.
	1,054,650	Term Loan, 7.50%, Maturing May 5, 2013	1,045,916
	229,100	Term Loan, 7.50%, Maturing May 5, 2013	227,203

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
INEOS Group
	$495,000	Term Loan, 7.36%, Maturing December 14, 2013	$491,376
	495,000	Term Loan, 7.86%, Maturing December 14, 2014	491,376
Innophos, Inc.
	452,620	Term Loan, 7.01%, Maturing August 10, 2010	449,225
ISP Chemco, Inc.
	1,197,000	Term Loan, 7.09%, Maturing June 4, 2014	1,171,863
Kleopatra
EUR	200,000	Term Loan, 7.28%, Maturing January 3, 2016	266,684
	225,000	Term Loan, 7.74%, Maturing January 3, 2016	203,625
Kranton Polymers, LLC
	654,331	Term Loan, 7.25%, Maturing May 12, 2013	639,609
Lucite International Group Holdings
	182,801	Term Loan, 7.45%, Maturing July 7, 2013	179,602
	64,723	Term Loan, 7.45%, Maturing July 7, 2013	63,591
Lyondell Chemical Co.
	1,089,000	Term Loan, 6.25%, Maturing August 16, 2013	1,085,068
MacDermid, Inc.
EUR	497,500	Term Loan, 6.98%, Maturing April 12, 2014	698,165
Millenium Inorganic Chemicals
	300,000	Term Loan, 10.95%, Maturing October 31, 2014	282,000
Momentive Performance Material
	347,375	Term Loan, 7.81%, Maturing December 4, 2013	341,358
Nalco Co.
	1,641,055	Term Loan, 6.97%, Maturing November 4, 2010	1,634,594
Professional Paint, Inc.
	197,500	Term Loan, 7.64%, Maturing May 31, 2012	187,625
Propex Fabrics, Inc.
	243,048	Term Loan, 10.58%, Maturing July 31, 2012	217,528
Rockwood Specialties Group
EUR	1,462,500	Term Loan, 6.35%, Maturing July 30, 2012	2,094,713
Sigmakalon (BC) Holdco B.V.
EUR	8,871	Term Loan, 6.66%, Maturing September 9, 2013	12,769
EUR	173,632	Term Loan, 6.66%, Maturing September 9, 2013	249,946
EUR	317,498	Term Loan, 6.66%, Maturing September 9, 2013	457,043
EUR	335,513	Term Loan, 7.41%, Maturing September 9, 2014	482,976
EUR	1,000,000	Term Loan, 9.66%, Maturing September 9, 2015	1,450,970
Solo Cup Co.
	644,352	Term Loan, 8.66%, Maturing February 27, 2011	644,006
Solutia, Inc.
	472,569	DIP Loan, 8.06%, Maturing March 31, 2008	472,126
			$17,928,634

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Clothing / Textiles — 0.2%
	Hanesbrands, Inc.
	$458,063	Term Loan, 6.74%, Maturing September 5, 2013	$452,995
	250,000	Term Loan, 8.82%, Maturing March 5, 2014	251,719
	St. John Knits International, Inc.
	126,366	Term Loan, 8.20%, Maturing March 23, 2012	124,470
			$829,184
	Conglomerates — 2.3%
	Amsted Industries, Inc.
	$513,316	Term Loan, 7.28%, Maturing October 15, 2010	$505,295
	Doncasters (Dunde HoldCo 4 Ltd.)
	124,984	Term Loan, 7.61%, Maturing July 13, 2015	121,550
	124,984	Term Loan, 8.11%, Maturing July 13, 2015	121,863
GBP	250,000	Term Loan, 10.60%, Maturing January 13, 2016	502,459
	GenTek, Inc.
	641,959	Term Loan, 7.34%, Maturing February 25, 2011	629,922
	Goodman Global Holdings, Inc.
	180,630	Term Loan, 7.19%, Maturing December 23, 2011	176,114
	ISS Holdings A/S
EUR	122,807	Term Loan, 6.73%, Maturing December 31, 2013	174,149
EUR	877,193	Term Loan, 6.73%, Maturing December 31, 2013	1,243,925
	Jarden Corp.
	364,061	Term Loan, 6.95%, Maturing January 24, 2012	357,463
	204,921	Term Loan, 6.95%, Maturing January 24, 2012	201,207
	Johnson Diversey, Inc.
	722,179	Term Loan, 7.36%, Maturing December 16, 2011	714,506
	Polymer Group, Inc.
	1,326,375	Term Loan, 7.29%, Maturing November 22, 2012	1,316,427
	RBS Global, Inc.
	488,770	Term Loan, 7.60%, Maturing July 19, 2013	486,632
	RGIS Holdings, LLC
	42,750	Term Loan, 7.25%, Maturing April 30, 2014	41,147
	855,000	Term Loan, 7.25%, Maturing April 30, 2014	822,938
	US Investigations Services, Inc.
	525,000	Term Loan, Maturing February 21, 2015(2)	510,562
	Vertrue, Inc.
	250,000	Term Loan, 8.20%, Maturing August 16, 2014	243,125
			$8,169,284
	Containers and Glass Products — 3.5%
	Berry Plastics Corp.
	$1,044,750	Term Loan, 7.36%, Maturing April 3, 2015	$1,016,672

	Principal Amount*	Borrower/Tranche Description	Value
	Containers and Glass Products (continued)
	Bluegrass Container Co.
	$108,026	Term Loan, 7.29%, Maturing June 30, 2013	$107,535
	361,036	Term Loan, 7.32%, Maturing June 30, 2013	359,392
	84,848	Term Loan, 9.75%, Maturing December 30, 2013	85,432
	265,152	Term Loan, 9.75%, Maturing December 30, 2013	266,974
	Consolidated Container Co.
	323,375	Term Loan, 7.23%, Maturing March 28, 2014	303,568
	Crown Americas, Inc.
EUR	990,000	Term Loan, 6.25%, Maturing November 15, 2012	1,389,314
	Graham Packaging Holdings Co.
	1,194,000	Term Loan, 7.66%, Maturing October 7, 2011	1,173,291
	Graphic Packaging International, Inc.
	1,542,250	Term Loan, 7.39%, Maturing May 16, 2014	1,534,952
	JSG Acquisitions
EUR	1,250,000	Term Loan, 6.42%, Maturing December 31, 2014	1,769,104
EUR	1,250,000	Term Loan, 6.62%, Maturing December 31, 2014	1,777,130
	Pregis Corp.
	980,000	Term Loan, 7.45%, Maturing October 12, 2011	955,500
	Smurfit-Stone Container Corp.
	428,496	Term Loan, 7.19%, Maturing November 1, 2011	425,081
	324,669	Term Loan, 7.43%, Maturing November 1, 2011	322,081
	727,239	Term Loan, 7.52%, Maturing November 1, 2011	721,444
			$12,207,470
	Cosmetics / Toiletries — 0.5%
	American Safety Razor Co.
	$468,813	Term Loan, 7.51%, Maturing July 31, 2013	$464,125
	300,000	Term Loan, 11.69%, Maturing July 31, 2014	300,000
	Bausch & Lomb, Inc.
	40,000	Term Loan, Maturing April 30, 2015(2)	40,113
	160,000	Term Loan, Maturing April 30, 2015(2)	160,450
	Prestige Brands, Inc.
	631,726	Term Loan, 7.73%, Maturing April 7, 2011	628,568
			$1,593,256
	Drugs — 0.4%
	Pharmaceutical Holdings Corp.
	$195,000	Term Loan, 8.07%, Maturing January 30, 2012	$190,125
	Stiefel Laboratories, Inc.
	161,301	Term Loan, 7.50%, Maturing December 28, 2013	158,277
	210,886	Term Loan, 7.50%, Maturing December 28, 2013	206,932
	Warner Chilcott Corp.
	185,622	Term Loan, 7.20%, Maturing January 18, 2012	183,117
	620,221	Term Loan, 7.24%, Maturing January 18, 2012	611,848
			$1,350,299

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Ecological Services and Equipment — 0.7%
	Blue Waste B.V. (AVR Acquisition)
EUR	500,000	Term Loan, 6.98%, Maturing April 1, 2015	$710,866
	Kemble Water Structure Ltd.
GBP	500,000	Term Loan, 10.05%, Maturing October 13, 2013	1,021,147
	Sensus Metering Systems, Inc.
	381,544	Term Loan, 7.26%, Maturing December 17, 2010	375,821
	24,789	Term Loan, 7.36%, Maturing December 17, 2010	24,417
	Waste Services, Inc.
	500,000	Term Loan, 7.38%, Maturing March 31, 2011	492,500
			$2,624,751
	Electronics / Electrical — 2.2%
	Aspect Software, Inc.
	$569,250	Term Loan, 8.25%, Maturing July 11, 2011	$552,172
	500,000	Term Loan, 12.31%, Maturing July 11, 2013	480,000
	Freescale Semiconductor, Inc.
	1,215,813	Term Loan, 7.33%, Maturing December 1, 2013	1,169,693
	Infor Enterprise Solutions Holdings
	748,157	Term Loan, 8.95%, Maturing July 28, 2012	729,453
	390,343	Term Loan, 8.95%, Maturing July 28, 2012	380,584
	250,000	Term Loan, 10.70%, Maturing March 2, 2014	235,625
	91,667	Term Loan, 11.45%, Maturing March 2, 2014	86,396
	158,333	Term Loan, 11.45%, Maturing March 2, 2014	149,229
	Invensys International Holding
EUR	650,000	Term Loan, 6.43%, Maturing December 15, 2010	929,025
	Network Solutions, LLC
	212,748	Term Loan, 7.61%, Maturing March 7, 2014	202,111
	Open Solutions, Inc.
	323,432	Term Loan, 7.28%, Maturing January 23, 2014	310,293
	Sensata Technologies Finance Co.
	994,962	Term Loan, 6.76%, Maturing April 27, 2013	970,532
	Spectrum Brands, Inc.
	16,486	Term Loan, 9.12%, Maturing March 30, 2013	16,264
	332,680	Term Loan, 9.37%, Maturing March 30, 2013	328,189
	SS&C Technologies, Inc.
	425,115	Term Loan, 7.20%, Maturing November 23, 2012	418,738
	Vertafore, Inc.
	495,000	Term Loan, Maturing January 31, 2012(2)	488,194
	275,000	Term Loan, 11.51%, Maturing January 31, 2013	267,437
			$7,713,935

Principal Amount*		Borrower/Tranche Description	Value
Equipment Leasing — 0.3%
AWAS Capital, Inc.
	$632,678	Term Loan, 11.25%, Maturing March 22, 2013	$623,188
Maxim Crane Works, L.P.
	249,375	Term Loan, 6.81%, Maturing June 29, 2014	236,906
United Rentals, Inc.
	77,260	Term Loan, 2.25%, Maturing February 14, 2011	77,029
	183,671	Term Loan, 7.13%, Maturing February 14, 2011	183,120
			$1,120,243
Farming / Agriculture — 0.1%
BF Bolthouse HoldCo, LLC
	$375,000	Term Loan, 10.70%, Maturing December 16, 2013	$374,180
			$374,180
Financial Intermediaries — 0.6%
Citco III, Ltd.
	$250,000	Term Loan, 7.63%, Maturing June 30, 2014	$243,125
Jupiter Asset Management Group
GBP	235,294	Term Loan, 8.74%, Maturing June 30, 2015	467,587
LPL Holdings, Inc.
	997,494	Term Loan, 7.20%, Maturing December 18, 2014	985,025
Travelex America Holdings, Inc.
	125,000	Term Loan, Maturing October 31, 2013(2)	122,500
	125,000	Term Loan, Maturing October 31, 2014(2)	123,125
			$1,941,362
Food Products — 3.2%
Acosta, Inc.
	$617,188	Term Loan, 7.01%, Maturing July 28, 2013	$604,844
Advantage Sales & Marketing, Inc.
	999,782	Term Loan, 6.94%, Maturing March 29, 2013	966,040
American Seafoods Group, LLC
	778,372	Term Loan, 6.95%, Maturing September 30, 2011	755,021
BL Marketing, Ltd.
GBP	300,000	Term Loan, 8.81%, Maturing December 20, 2013	612,299
GBP	300,000	Term Loan, 9.31%, Maturing December 20, 2014	613,234
Black Lion Beverages III B.V.
EUR	1,000,000	Term Loan, 8.97%, Maturing January 24, 2016	1,406,663
Charden International B.V.
EUR	250,000	Term Loan, 7.17%, Maturing March 14, 2014	357,920
EUR	250,000	Term Loan, 7.17%, Maturing March 14, 2015	359,728
Chiquita Brands, LLC
	798,449	Term Loan, 7.88%, Maturing June 28, 2012	787,305

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
Dean Foods Co.
	$970,125	Term Loan, 6.70%, Maturing April 2, 2014	$941,186
Michael Foods, Inc.
	220,972	Term Loan, 7.36%, Maturing November 21, 2010	218,210
Nash-Finch Co.
	339,143	Term Loan, 7.69%, Maturing November 12, 2010	323,881
National Dairy Holdings, L.P.
	449,714	Term Loan, 6.82%, Maturing March 15, 2012	439,596
Pinnacle Foods Finance, LLC
	1,072,313	Term Loan, 7.95%, Maturing April 2, 2014	1,039,186
Reddy Ice Group, Inc.
	925,000	Term Loan, 7.00%, Maturing August 9, 2012	908,812
Ruby Acquisitions, Ltd.
GBP	500,000	Term Loan, 8.84%, Maturing January 5, 2015	964,669
			$11,298,594
Food Service — 1.1%
Aramark Corp.
GBP	545,875	Term Loan, 8.44%, Maturing January 27, 2014	$1,105,624
Buffets, Inc.
	52,500	Term Loan, 8.10%, Maturing May 1, 2013	47,742
	394,519	Term Loan, 8.54%, Maturing November 1, 2013	358,765
Denny's, Inc.
	40,000	Term Loan, 7.12%, Maturing March 31, 2012	39,500
	205,014	Term Loan, 7.26%, Maturing March 31, 2012	202,451
JRD Holdings, Inc.
	422,106	Term Loan, Maturing June 26, 2014(2)	410,499
	193,750	Term Loan, 7.74%, Maturing June 26, 2014	193,040
OSI Restaurant Partners, LLC
	18,797	Term Loan, 7.77%, Maturing May 9, 2013	18,158
	230,625	Term Loan, 7.06%, Maturing May 9, 2014	222,784
QCE Finance, LLC
	275,000	Term Loan, 10.95%, Maturing November 5, 2013	264,550
Selecta
EUR	741,246	Term Loan, 6.75%, Maturing June 28, 2015	1,013,416
			$3,876,529
Food / Drug Retailers — 0.9%
General Nutrition Centers, Inc.
	$298,500	Term Loan, 7.48%, Maturing September 16, 2013	$284,788
Iceland Foods Group, Ltd.
GBP	250,000	Term Loan, 8.93%, Maturing May 2, 2014	518,039
GBP	250,000	Term Loan, 9.43%, Maturing May 2, 2015	520,636
Rite Aid Corp.
	1,000,000	Term Loan, 6.79%, Maturing June 1, 2014	975,000

	Principal Amount*	Borrower/Tranche Description	Value
	Food / Drug Retailers (continued)
	Roundy's Supermarkets, Inc.
	$810,624	Term Loan, 8.46%, Maturing November 3, 2011	$807,923
			$3,106,386
	Forest Products — 1.5%
	Georgia-Pacific Corp.
	$2,714,312	Term Loan, 7.41%, Maturing December 20, 2012	$2,654,450
	NewPage Corp.
	641,692	Term Loan, 7.47%, Maturing May 2, 2011	636,880
	Xerium Technologies, Inc.
EUR	1,554,697	Term Loan, 7.48%, Maturing May 18, 2012	2,119,926
			$5,411,256
	Healthcare — 5.0%
	Accellent, Inc.
	$1,015,884	Term Loan, 8.01%, Maturing November 22, 2012	$970,169
	Alliance Imaging, Inc.
	470,000	Term Loan, 7.63%, Maturing December 29, 2011	466,475
	American Medical Systems
	431,738	Term Loan, 7.57%, Maturing July 20, 2012	421,484
	AMR HoldCo, Inc.
	321,062	Term Loan, 7.71%, Maturing February 10, 2012	314,039
	Biomet, Inc.
EUR	350,000	Term Loan, 7.72%, Maturing December 26, 2014	503,514
	775,000	Term Loan, 8.20%, Maturing December 26, 2014	772,314
	Cardinal Health 409, Inc.
	423,938	Term Loan, 7.45%, Maturing April 10, 2014	408,504
	Carestream Health, Inc.
	500,000	Term Loan, 7.11%, Maturing April 30, 2013	484,844
	Carl Zeiss Vision Holding GmbH
	400,000	Term Loan, 7.64%, Maturing March 23, 2015	391,333
	Community Health Systems, Inc.
	142,305	Term Loan, 0.00%, Maturing July 25, 2014(3)	139,192
	2,157,695	Term Loan, 7.76%, Maturing July 25, 2014	2,110,496
	Dako EQT Project Delphi
	250,000	Term Loan, 8.98%, Maturing December 12, 2016	232,500
	DaVita, Inc.
	1,201,075	Term Loan, 6.75%, Maturing October 5, 2012	1,178,305
	Encore Medical Finance, LLC
	297,001	Term Loan, 7.84%, Maturing November 3, 2013	296,258
	FHC Health Systems, Inc.
	116,285	Term Loan, 12.33%, Maturing December 18, 2009	118,029
	81,399	Term Loan, 14.33%, Maturing December 18, 2009	82,620
	HCA, Inc.
	1,935,375	Term Loan, 7.45%, Maturing November 18, 2013	1,894,105

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Healthcare (continued)
Health Management Association, Inc.
	$881,011	Term Loan, 6.94%, Maturing February 28, 2014	$843,813
IM U.S. Holdings, LLC
	324,188	Term Loan, 7.20%, Maturing June 26, 2014	318,109
Invacare Corp.
	297,750	Term Loan, 7.11%, Maturing February 12, 2013	290,213
inVentiv Health, Inc.
	14,286	Term Loan, 0.00%, Maturing July 6, 2014(3)	13,964
	235,125	Term Loan, 6.57%, Maturing July 6, 2014	229,835
LifeCare Holdings, Inc.
	220,500	Term Loan, 8.20%, Maturing August 11, 2012	205,616
National Mentor Holdings, Inc.
	16,800	Term Loan, 5.32%, Maturing June 29, 2013	16,464
	279,660	Term Loan, 7.20%, Maturing June 29, 2013	274,067
Nyco Holdings
EUR	312,500	Term Loan, 7.21%, Maturing December 29, 2014	423,457
EUR	312,500	Term Loan, 7.71%, Maturing December 29, 2015	425,491
P&F Capital S.A.R.L.
EUR	209,223	Term Loan, 6.79%, Maturing February 21, 2014	299,730
EUR	65,049	Term Loan, 7.29%, Maturing February 21, 2014	93,187
EUR	125,235	Term Loan, 7.29%, Maturing February 21, 2014	179,409
EUR	100,494	Term Loan, 7.29%, Maturing February 21, 2014	143,965
EUR	94,595	Term Loan, 7.29%, Maturing February 21, 2015	136,199
EUR	35,135	Term Loan, 7.29%, Maturing February 21, 2015	50,588
EUR	72,973	Term Loan, 7.29%, Maturing February 21, 2015	105,068
EUR	297,297	Term Loan, 7.29%, Maturing February 21, 2015	428,054
ReAble Therapeutics Finance, LLC
	985,034	Term Loan, 7.45%, Maturing November 16, 2013	970,259
Select Medical Holding Corp.
	487,500	Term Loan, 7.48%, Maturing February 24, 2012	469,015
Vanguard Health Holding Co., LLC
	731,446	Term Loan, 7.45%, Maturing September 23, 2011	717,046
			$17,417,730
Home Furnishings — 0.5%
Interline Brands, Inc.
	$279,076	Term Loan, 6.57%, Maturing June 23, 2013	$273,146
	192,935	Term Loan, 6.57%, Maturing June 23, 2013	188,835
Oreck Corp.
	449,496	Term Loan, 9.25%, Maturing February 2, 2012	339,370
Simmons Co.
	832,620	Term Loan, 7.36%, Maturing December 19, 2011	820,131
			$1,621,482

Principal Amount*	Borrower/Tranche Description	Value
Industrial Equipment — 1.3%
Alliance Laundry Holdings, LLC
$287,868	Term Loan, 7.86%, Maturing January 27, 2012	$286,429
CEVA Group PLC U.S.
118,321	Term Loan, Maturing January 4, 2014(2)	118,321
381,679	Term Loan, Maturing January 4, 2014(2)	381,679
659,367	Term Loan, 8.12%, Maturing January 4, 2014	643,751
138,965	Term Loan, 8.19%, Maturing January 4, 2014	135,106
EPD Holdings (Goodyear Engineering Products)
87,500	Term Loan, 0.00%, Maturing July 13, 2014(3)	86,115
612,500	Term loan, 7.46%, Maturing July 13, 2014	602,802
200,000	Term Loan, 10.71%, Maturing July 13, 2015	193,667
Generac Acquisition Corp.
371,250	Term Loan, 7.73%, Maturing November 7, 2013	328,954
Gleason Corp.
174,893	Term Loan, 7.17%, Maturing June 30, 2013	173,363
20,089	Term Loan, 7.42%, Maturing June 30, 2013	19,913
John Maneely Co.
552,309	Term Loan, 8.52%, Maturing December 8, 2013	516,409
Polypore, Inc.
847,875	Term Loan, 7.07%, Maturing July 3, 2014	827,738
TFS Acquisition Corp.
222,750	Term Loan, 8.70%, Maturing August 11, 2013	219,409
		$4,533,656
Insurance — 0.8%
CCC Information Services Group, Inc.
$594,417	Term Loan, 7.71%, Maturing February 10, 2013	$589,216
Conseco, Inc.
792,003	Term Loan, 6.82%, Maturing October 10, 2013	758,674
Crawford & Company
357,905	Term Loan, 7.45%, Maturing October 31, 2013	351,641
Crump Group, Inc.
275,000	Term Loan, Maturing August 4, 2014(2)	270,875
Hub International Holdings, Inc.
132,575	Term Loan, 8.01%, Maturing June 13, 2014(3)	130,173
590,839	Term Loan, 8.20%, Maturing June 13, 2014	580,130
U.S.I. Holdings Corp.
224,437	Term Loan, 7.95%, Maturing May 4, 2014	221,071
		$2,901,780
Leisure Goods / Activities / Movies — 3.7%
24 Hour Fitness Worldwide, Inc.
$398,925	Term Loan, 7.81%, Maturing June 8, 2012	$392,941
AMC Entertainment, Inc.
564,938	Term Loan, 6.61%, Maturing January 26, 2013	556,066

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Bombardier Recreational Product
	$524,051	Term Loan, 7.70%, Maturing June 28, 2013	$510,294
Cedar Fair, L.P.
	864,063	Term Loan, 6.75%, Maturing August 30, 2012	848,401
Cinemark, Inc.
	1,032,831	Term Loan, 7.25%, Maturing October 5, 2013	1,011,529
HEI Acquisition, LLC
	550,000	Term Loan, 9.02%, Maturing April 13, 2014	539,000
Metro-Goldwyn-Mayer Holdings, Inc.
	2,132,525	Term Loan, 8.45%, Maturing April 8, 2012	2,049,890
National CineMedia, LLC
	1,225,000	Term Loan, 7.46%, Maturing February 13, 2015	1,185,953
Red Football, Ltd.
GBP	500,000	Term Loan, 8.87%, Maturing August 16, 2014	1,023,744
GBP	500,000	Term Loan, 9.12%, Maturing August 16, 2015	1,028,937
Revolution Studios Distribution Co., LLC
	375,746	Term Loan, 8.51%, Maturing December 21, 2014	369,935
	225,000	Term Loan, 11.76%, Maturing June 21, 2015	221,625
Six Flags Theme Parks, Inc.
	847,875	Term Loan, 7.75%, Maturing April 30, 2015	809,986
Universal City Development Partners, Ltd.
	925,455	Term Loan, 7.33%, Maturing June 9, 2011	917,357
WMG Acquisition Corp.
	973,518	Term Loan, 7.42%, Maturing February 28, 2011	952,831
Zuffa, LLC
	498,750	Term Loan, 7.56%, Maturing June 20, 2016	458,850
			$12,877,339
Lodging and Casinos — 2.4%
Bally Technologies, Inc.
	$930,074	Term Loan, 8.64%, Maturing September 5, 2009	$927,361
Gala Electric Casinos, Ltd.
GBP	832,843	Term Loan, 8.81%, Maturing December 12, 2013	1,670,273
GBP	832,902	Term Loan, 9.30%, Maturing December 12, 2014	1,679,043
Isle of Capri Casinos, Inc.
	172,059	Term Loan, 0.00%, Maturing November 30, 2013(3)	166,058
	228,838	Term Loan, 6.64%, Maturing November 30, 2013	220,858
	572,095	Term Loan, 6.74%, Maturing November 30, 2013	552,143
New World Gaming Partners, Ltd
	291,667	Term Loan, Maturing June 30, 2014(2)	280,000
	58,333	Term Loan, Maturing June 30, 2014(2)	56,000
Penn National Gaming, Inc.
	1,386,700	Term Loan, 6.90%, Maturing October 3, 2012	1,379,671

Principal Amount*	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Venetian Casino Resort/Las Vegas Sands Inc.
$230,000	Term Loan, 0.00%, Maturing May 14, 2014(3)	$223,664
917,700	Term Loan, 6.95%, Maturing May 23, 2014	892,419
VML US Finance, LLC
133,333	Term Loan, 7.45%, Maturing May 25, 2012	130,845
266,667	Term Loan, 7.45%, Maturing May 25, 2013	261,690
		$8,440,025
Nonferrous Metals / Minerals — 0.6%
Euramax International, Inc.
$167,105	Term Loan, 13.24%, Maturing June 28, 2013	$146,774
82,895	Term Loan, 13.24%, Maturing June 28, 2013	72,809
Murray Energy Corp.
731,250	Term Loan, 8.54%, Maturing January 28, 2010	731,250
Neo Material Technologies, Inc.
296,563	Term Loan, 8.69%, Maturing August 31, 2009	296,562
Novelis, Inc.
179,238	Term Loan, 7.20%, Maturing June 28, 2014	174,683
394,324	Term Loan, 7.20%, Maturing June 28, 2014	384,302
Thompson Creek Metals Co.
241,642	Term Loan, 9.56%, Maturing October 26, 2012	242,246
		$2,048,626
Oil and Gas — 1.4%
Atlas Pipeline Partners, L.P.
$415,000	Term Loan, 7.55%, Maturing July 20, 2014	$414,741
Concho Resources, Inc.
323,150	Term Loan, 9.76%, Maturing March 27, 2012	322,342
Dresser, Inc.
300,000	Term Loan, 11.13%, Maturing May 4, 2015	293,063
El Paso Corp.
375,000	Term Loan, 5.32%, Maturing July 31, 2011	370,547
Enterprise GP Holdings L.P
300,000	Term Loan, Maturing October 31, 2014(2)	299,531
Hercules Offshore, Inc.
199,500	Term Loan, 6.99%, Maturing July 6, 2013	197,256
Key Energy Services, Inc.
491,250	Term Loan, 7.64%, Maturing June 30, 2012	489,869
Kinder Morgan, Inc.
1,015,557	Term Loan, 6.26%, Maturing May 21, 2014	992,283
Niska Gas Storage
71,412	Term Loan, 7.28%, Maturing May 13, 2011	69,805
61,445	Term Loan, 7.32%, Maturing May 13, 2011	60,063
41,622	Term Loan, 7.33%, Maturing May 13, 2011	40,686
379,076	Term Loan, 7.32%, Maturing May 12, 2013	370,547

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Oil and Gas (continued)
	Primary Natural Resources, Inc.
	$492,500	Term Loan, 7.50%, Maturing July 28, 2010(4)	$486,344
	Targa Resources, Inc.
	87,903	Term Loan, 7.19%, Maturing October 31, 2012	87,266
	235,383	Term Loan, 7.53%, Maturing October 31, 2012	233,676
			$4,728,019
	Publishing — 5.8%
	American Media Operations, Inc.
	$1,000,000	Term Loan, 8.80%, Maturing January 31, 2013	$988,750
	CanWest MediaWorks, Ltd.
	224,438	Term Loan, 7.54%, Maturing July 10, 2014	222,193
	GateHouse Media Operating, Inc.
	175,000	Term Loan, 7.27%, Maturing August 28, 2014	163,297
	375,000	Term Loan, 7.51%, Maturing August 28, 2014	349,922
	Idearc, Inc.
	2,833,612	Term Loan, 7.20%, Maturing November 17, 2014	2,798,045
	Laureate Education, Inc.
	59,434	Term Loan, 0.00%, Maturing August 17, 2014(3)	58,483
	401,183	Term Loan, 8.26%, Maturing August 17, 2014	394,764
	MediaNews Group, Inc.
	271,563	Term Loan, 7.14%, Maturing August 2, 2013	260,021
	Mediannuaire Holding
EUR	250,000	Term Loan, 7.00%, Maturing October 10, 2014	352,387
EUR	250,000	Term Loan, 7.50%, Maturing October 10, 2015	354,196
	Nebraska Book Co., Inc.
	725,659	Term Loan, 7.65%, Maturing March 4, 2011	714,774
	Nielsen Finance, LLC
	1,980,003	Term Loan, 7.36%, Maturing August 9, 2013	1,930,778
	Philadelphia Newspapers, LLC
	214,049	Term Loan, 8.75%, Maturing June 29, 2013	196,925
	Reader's Digest Association
	920,381	Term Loan, 7.54%, Maturing March 2, 2014	875,282
	Riverdeep Interactive Learning USA, Inc.
	844,863	Term Loan, 7.95%, Maturing December 20, 2013	841,342
	Seat Pagine Gialle SpA
EUR	1,574,725	Term Loan, 6.16%, Maturing May 25, 2012	2,263,044
	SP Newsprint Co.
	652,602	Term Loan, 5.59%, Maturing January 9, 2010	639,550
	The Star Tribune Co.
	490,000	Term Loan, 7.74%, Maturing May 17, 2009	485,062
	798,000	Term Loan, 8.24%, Maturing May 17, 2014	742,938
	TL Acquisitions, Inc.
	725,000	Term Loan, 7.95%, Maturing July 5, 2014	702,847

Principal Amount*		Borrower/Tranche Description	Value
Publishing (continued)
Trader Media Corp.
GBP	437,625	Term Loan, 8.42%, Maturing March 23, 2015	$875,009
World Directories Acquisition
EUR	1,000,000	Term Loan, 6.72%, Maturing May 31, 2014	1,396,837
Xsys, Inc.
EUR	1,000,000	Term Loan, 7.00%, Maturing September 27, 2014	1,411,185
YBR Acquisition BV
EUR	450,000	Term Loan, 7.23%, Maturing June 30, 2013	645,631
EUR	450,000	Term Loan, 7.73%, Maturing June 30, 2014	647,957
			$20,311,219
Radio and Television — 2.0%
Block Communications, Inc.
	$270,188	Term Loan, 7.20%, Maturing December 22, 2011	$260,731
CMP KC, LLC
	488,094	Term Loan, 9.26%, Maturing May 5, 2013	461,249
NEP II, Inc.
	174,124	Term Loan, 7.45%, Maturing February 16, 2014	166,615
Nexstar Broadcasting, Inc.
	386,167	Term Loan, 6.95%, Maturing October 1, 2012	373,134
	365,718	Term Loan, 6.95%, Maturing October 1, 2012	353,375
PanAmSat Corp.
	693,000	Term Loan, 7.12%, Maturing January 3, 2014	686,008
Paxson Communications Corp.
	850,000	Term Loan, 8.49%, Maturing January 15, 2012	841,500
SFX Entertainment
	368,941	Term Loan, 7.95%, Maturing June 21, 2013	363,407
Tyrol Acquisition 2 SAS
EUR	250,000	Term Loan, 6.37%, Maturing January 19, 2015	351,119
EUR	250,000	Term Loan, 6.62%, Maturing January 19, 2016	352,608
Univision Communications, Inc.
	200,000	Term Loan, 7.25%, Maturing March 29, 2009	198,750
	67,953	Term Loan, 0.00%, Maturing September 29, 2014(3)	64,513
	1,957,047	Term Loan, 7.20%, Maturing September 29, 2014	1,857,971
Young Broadcasting, Inc.
	244,375	Term Loan, 7.87%, Maturing November 3, 2012	234,600
	492,500	Term Loan, 7.87%, Maturing November 3, 2012	472,800
			$7,038,380
Rail Industries — 0.1%
RailAmerica, Inc.
	$450,000	Term Loan, 7.81%, Maturing August 14, 2008	$443,813
			$443,813

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) — 1.5%
American Achievement Corp.
$352,781	Term Loan, 7.48%, Maturing March 25, 2011	$345,725
Coinmach Laundry Corp.
1,117,056	Term Loan, 7.74%, Maturing December 19, 2012	1,111,471
Harbor Freight Tools USA, Inc.
474,699	Term Loan, 7.29%, Maturing July 15, 2010	456,824
Josten's Corp.
375,045	Term Loan, 7.20%, Maturing October 4, 2011	372,467
Mapco Express, Inc.
442,877	Term Loan, 7.74%, Maturing April 28, 2011	435,681
Neiman Marcus Group, Inc.
205,696	Term Loan, 7.45%, Maturing April 5, 2013	202,774
Orbitz Worldwide, Inc.
315,000	Term Loan, 8.20%, Maturing July 25, 2014	310,866
Oriental Trading Co., Inc.
300,000	Term Loan, 10.76%, Maturing January 31, 2013	290,250
469,063	Term Loan, 7.40%, Maturing July 31, 2013	442,037
Rent-A-Center, Inc.
299,328	Term Loan, 7.20%, Maturing November 15, 2012	293,840
Rover Acquisition Corp.
421,813	Term Loan, 7.33%, Maturing October 26, 2013	412,849
Savers, Inc.
101,764	Term Loan, 7.99%, Maturing August 11, 2012	99,220
110,481	Term Loan, 7.99%, Maturing August 11, 2012	107,719
The Yankee Candle Company, Inc.
199,000	Term Loan, 7.20%, Maturing February 6, 2014	193,901
		$5,075,624
Steel — 0.4%
Algoma Acquisition Corp.
$997,500	Term Loan, 8.09%, Maturing June 20, 2013	$962,588
Niagara Corp.
299,250	Term Loan, 9.82%, Maturing June 29, 2014	287,280
		$1,249,868
Surface Transport — 0.6%
Oshkosh Truck Corp.
$543,125	Term Loan, 7.45%, Maturing December 6, 2013	$535,233
SIRVA Worldwide, Inc.
322,082	Term Loan, 12.50%, Maturing December 1, 2010	228,141
Swift Transportation Co., Inc.
1,501,163	Term Loan, 8.38%, Maturing May 10, 2014	1,326,653
		$2,090,027

Principal Amount*		Borrower/Tranche Description	Value
Telecommunications — 2.7%
American Cellular Corp.
	$298,500	Term Loan, 7.24%, Maturing March 15, 2014	$297,847
Asurion Corp.
	425,000	Term Loan, 8.36%, Maturing July 13, 2012	416,367
	250,000	Term Loan, 11.72%, Maturing January 13, 2013	243,516
BCM Luxembourg, Ltd.
EUR	375,000	Term Loan, 6.63%, Maturing September 30, 2014	532,881
EUR	375,000	Term Loan, 6.88%, Maturing September 30, 2015	535,834
EUR	500,000	Term Loan, Maturing March 31, 2016(2)	717,385
Centennial Cellular Operating Co., LLC
	692,695	Term Loan, 7.22%, Maturing February 9, 2011	686,077
Consolidated Communications, Inc.
	1,000,000	Term Loan, 6.95%, Maturing July 27, 2015	996,875
FairPoint Communications, Inc.
	1,000,000	Term Loan, 7.00%, Maturing February 8, 2012	991,500
Intelsat Bermuda, Ltd.
	300,000	Term Loan, 7.86%, Maturing February 1, 2014	297,375
Intelsat Subsidiary Holding Co.
	297,000	Term Loan, 7.12%, Maturing July 3, 2013	294,067
IPC Systems, Inc.
GBP	299,250	Term Loan, 8.57%, Maturing May 31, 2014	576,578
Macquarie UK Broadcast Ventures, Ltd.
GBP	225,000	Term Loan, 8.04%, Maturing December 26, 2014	456,303
NTelos, Inc.
	481,480	Term Loan, 7.01%, Maturing August 24, 2011	476,966
Stratos Global Corp.
	321,750	Term Loan, 7.95%, Maturing February 13, 2012	316,387
Telesat Canada, Inc.
	13,779	Term Loan, Maturing October 22, 2014(2)	13,667
	161,210	Term Loan, Maturing October 22, 2014(2)	159,900
Triton PCS, Inc.
	731,203	Term Loan, 8.01%, Maturing November 18, 2009	730,594
Windstream Corp.
	875,413	Term Loan, 6.71%, Maturing July 17, 2013	870,879
			$9,610,998
Utilities — 1.5%
AEI Finance Holding, LLC
	$75,414	Revolving Loan, 7.70%, Maturing March 30, 2012	$73,906
	568,438	Term Loan, 8.20%, Maturing March 30, 2014	557,069
Astoria Generating Co.
	375,000	Term Loan, 8.96%, Maturing August 23, 2013	372,328
BRSP, LLC
	528,756	Term Loan, 8.38%, Maturing July 13, 2009	522,147

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Utilities (continued)
Calpine Corp.
$248,750	DIP Loan, 7.45%, Maturing March 30, 2009	$246,640
Covanta Energy Corp.
164,948	Term Loan, 5.10%, Maturing February 9, 2014	160,687
333,376	Term Loan, 6.88%, Maturing February 9, 2014	324,764
Mach General, LLC
18,750	Term Loan, 7.20%, Maturing February 22, 2013	18,183
179,891	Term Loan, 7.50%, Maturing February 22, 2014	174,449
NRG Energy, Inc.
450,000	Term Loan, 0.00%, Maturing June 1, 2014(3)	441,241
556,432	Term Loan, 6.85%, Maturing June 1, 2014	545,686
1,336,851	Term Loan, 6.95%, Maturing June 1, 2014	1,311,033
TXU Texas Competitive Electric Holdings Co., LLC
225,000	Term Loan, Maturing October 10, 2014(2)	225,070
225,000	Term Loan, Maturing October 10, 2014(2)	225,000
		$5,198,203
Total Senior Floating-Rate Interests (identified cost $249,046,253)		$250,866,173
Mortgage Pass-Throughs — 65.0%
Principal Amount* (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$2,893	6.00%, with maturity at 2014(7)	$2,949,607
2,897	6.15%, with maturity at 2027(7)	2,949,607
21,805	6.50%, with various maturities to 2030(7)	22,554,193
20,222	7.00%, with various maturities to 2024(7)	21,178,326
5,438	7.50%, with maturity at 2024(7)	5,842,022
14,039	8.00%, with various maturities to 2031(7)	15,181,643
8,085	8.50%, with various maturities to 2031(7)	8,840,555
783	9.00%, with maturity at 2031	847,705
845	9.50%, with various maturities to 2022	927,391
1,974	11.50%, with maturity at 2019(8)	2,212,429
		$83,483,478
Federal National Mortgage Association:
$3,251	5.50%, with maturity at 2029	$3,231,794
4,230	6.344%, with maturity at 2032(5)(7)	4,244,490
14,560	6.50%, with various maturities to 2028(7)	14,936,614
10,072	7.00%, with various maturities to 2032(7)	10,505,570
18,847	7.50%, with various maturities to 2031(7)	20,082,966
5,997	8.00%, with various maturities to 2029(7)	6,492,113
1,306	8.50%, with maturity at 2027	1,432,690
2,371	9.00%, with various maturities to 2029	2,629,922

Principal Amount* (000's omitted)	Security	Value
$8,149	9.50%, with various maturities to 2031(7)	$9,180,001
2,441	10.00%, with various maturities to 2031	2,779,123
		$75,515,283
Government National Mortgage Association:
$15,387	7.50%, with various maturities to 2025(7)	$16,476,261
8,495	8.00%, with various maturities to 2027(7)	9,253,918
4,410	9.00%, with maturity at 2026	4,972,935
816	9.50%, with maturity at 2025	922,027
1,150	11.00%, with maturity at 2018	1,301,412
		$32,926,553
Collateralized Mortgage Obligations:
$7,386	Federal Home Loan Mortgage Corp., Series 2113, Class QG, 6.00%, 1/15/29(7)	$7,492,381
3,544	Federal Home Loan Mortgage Corp., Series 2137, Class Z, 6.00%, 3/15/29(7)	3,596,717
4,286	Federal Home Loan Mortgage Corp., Series 2167, Class BZ, 7.00%, 6/15/29(7)	4,453,989
5,384	Federal Home Loan Mortgage Corp., Series 2182, Class ZB, 8.00%, 9/15/29(7)	5,798,473
300	Federal National Mortgage Association, Series 1989-89, Class H, 9.00%, 11/25/19	327,092
639	Federal National Mortgage Association, Series 1991-122, Class N, 7.50%, 9/25/21	671,149
5,931	Federal National Mortgage Association, Series 1993-84, Class M, 7.50%, 6/25/23(7)	6,306,324
1,815	Federal National Mortgage Association, Series 1997-28, Class ZA, 7.50%, 4/20/27	1,916,776
1,615	Federal National Mortgage Association, Series 1997-38, Class N, 8.00%, 5/20/27	1,724,222
2,939	Federal National Mortgage Association., Series G-33, Class PT, 7.00%, 10/25/21(7)	3,047,058
		$35,334,181
Total Mortgage Pass-Throughs (identified cost $226,252,557)		$227,259,495
Asset-Backed Securities — 0.1%
Principal Amount* (000's omitted)	Security	Value
Centurion CDO 9 Ltd., Series 2005-9A, Class Note
$500	9.35%, 7/17/19	$436,750
Total Asset-Backed Securities (identified cost $500,000)		$436,750

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Corporate Bonds & Notes — 2.1%
Principal Amount* (000's omitted)		Security	Value
Building and Development — 0.2%
Grohe Holding, Variable Rate
EUR	500	7.607%, 1/15/14(5)	$696,248
			$696,248
Cable and Satellite Television — 0.8%
Iesy Hessen & ISH NRW, Variable Rate
EUR	2,000	7.481%, 4/15/13(5)	$2,850,098
			$2,850,098
Financial Intermediaries — 0.3%
ING Bank NV
	$1,000	10.80%, 6/12/08	$987,277
			$987,277
Index Linked Notes — 0.7%
JP Morgan Chilean Inflation Linked Note
	$2,000	7.433%, 11/17/15(6)	$2,396,701
			$2,396,701
Telecommunications — 0.1%
Qwest Corp., Sr. Notes, Variable Rate
	$200	8.944%, 6/15/13(5)	$214,250
			$214,250
Total Corporate Bonds & Notes (identified cost $6,298,909)			$7,144,574
Sovereign Issues — 6.8%
Principal Amount* (000's omitted)		Security	Value
Egyptian Treasury Bill
EGP	10,800	0.00%, 11/6/07	$1,955,412
EGP	7,625	0.00%, 11/13/07	1,378,926
EGP	29,525	0.00%, 1/1/08	5,293,363
EGP	12,900	0.00%, 1/8/08	2,309,982
EGP	5,150	0.00%, 1/22/08	919,981
Ghanaian Treasury Bond
GHS 320		13.50%, 3/29/10(4)	335,734
GHS 1,300		13.67%, 6/15/12(4)	1,350,123

Principal Amount* (000's omitted)		Security	Value
Indonesia Government
IDR	30,000,000	11.00%, 12/15/12	$3,640,761
Kenyan Treasury Bond
KES	4,050	9.50%, 3/23/09	62,517
Nota Do Tesouro Nacional
BRL	4,481	10.00%, 1/1/14	2,385,069
Republic of Nigeria
NGN	45,900	0.00%, 9/4/08(4)	356,533
NGN	119,000	17.00%, 12/16/08	1,087,698
NGN	39,700	12.00%, 4/28/09	347,666
Republic of Uganda
UGX 384,700		0.00%, 10/23/08(4)	198,800
Republic of Uruguay
UYU	41,800	5.00%, 9/14/18(9)	2,068,506
Total Sovereign Issues (identified cost $22,324,354)			$23,691,071
Call Options Purchased — 0.2%

Security	Contracts (000's omitted)	Value
Euro Call Option, Expires 1/8/2009, Strike Price 1.3270	300	$35,729
Euro Call Option, Expires 10/10/2008, Strike Price 1.2950	300	44,153
Euro Call Option, Expires 10/16/2008, Strike Price 1.2990	300	43,034
Euro Call Option, Expires 10/2/2008, Strike Price 1.2738	300	50,069
Euro Call Option, Expires 10/30/2008, Strike Price 1.3155	300	38,572
Euro Call Option, Expires 11/13/2008, Strike Price 1.3195	300	37,543
Euro Call Option, Expires 11/26/2008, Strike Price 1.3540	300	29,067
Euro Call Option, Expires 12/11/2008, Strike Price 1.3506	300	29,930
Euro Call Option, Expires 2/12/2009, Strike Price 1.3375	300	33,277
Euro Call Option, Expires 4/8/2009, Strike Price 1.3705	300	26,202
Euro Call Option, Expires 5/13/2009, Strike Price 1.3745	300	25,612
South Korean Won Call Option, Expires 3/03/2009, Strike Price 932.4	1,864,800	92,102

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

Security	Contracts (000's omitted)	Value
South Korean Won Call Option, Expires 6/02/2009, Strike Price 915.5	1,831,000	$69,541
Total Call Options Purchased (identified cost $253,428)		$554,831
Put Options Purchased — 0.0%
Security	Contracts (000's omitted)	Value
Euro Put Option, Expires 1/8/2009, Strike Price 1.3270	300	$1,688
Euro Put Option, Expires 10/10/2008, Strike Price 1.2950	300	477
Euro Put Option, Expires 10/16/2008, Strike Price 1.2990	300	556
Euro Put Option, Expires 10/2/2008, Strike Price 1.2738	300	234
Euro Put Option, Expires 10/30/2008, Strike Price 1.3155	300	938
Euro Put Option, Expires 11/13/2008, Strike Price 1.3195	300	1,115
Euro Put Option, Expires 11/26/2008, Strike Price 1.3540	300	2,552
Euro Put Option, Expires 12/11/2008, Strike Price 1.3506	300	2,487
Euro Put Option, Expires 2/12/2009, Strike Price 1.3375	300	2,348
Euro Put Option, Expires 4/8/2009, Strike Price 1.3705	300	4,748
Euro Put Option, Expires 5/13/2009, Strike Price 1.3745	300	5,369
South Korean Won Put Option, Expires 3/03/2009, Strike Price 932.4	1,864,800	13,520
South Korean Won Put Option, Expires 6/2/2009, Strike Price 915.5	1,831,000	26,916
Total Put Options Purchased (identified cost $249,778)		$62,948

Short-Term Investments — 1.7%
Description	Interest/ Principal (000's omitted)		Value
Euro Time Deposit, 4.01%, 11/1/07	EUR	1,253	$1,812,108
Investment in Cash Management Portfolio, 4.83%(10)		2,594	2,593,946
State Street Bank and Trust Time Deposit, 4.00%, 11/1/07		1,550	1,550,000
Total Short-Term Investments (identified cost $5,956,054)			$5,956,054
Gross Investments — 147.6% (identified cost $510,881,333)			$515,971,896
Less Unfunded Loan Commitments — (0.4)%			$(1,464,949)
Net Investments — 147.2% (identified cost $509,416,384)			$514,506,947
Other Assets, Less Liabilities — (47.2)%			$(164,886,672)
Net Assets — 100.0%			$349,620,275

BRL - Brazilian Real

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound Sterling

GHS - Ghanaian Cedi

IDR - Indonesian Rupiah

KES - Kenyan Shilling

NGN - Nigerian Naira

UGX - Ugandan Shilling

UYU - Uruguayan Peso

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (LIBOR), and secondarily the prime rate offered by one or more major United States banks (the Prime Rate) and

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

PORTFOLIO OF INVESTMENTS CONT'D

the certificate of deposit (CD) rate or other base lending rates used by commercial lenders.

(2)  This Senior Loan will settle after October 31, 2007, at which time the interest rate will be determined.

(3)  Unfunded or partially unfunded loan commitments. See Note 1E for description.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Adjustable rate securities. Rates shown are the rates at period end.

(6)  Security pays 3.8% coupon and accrues principal based on annual increases in the Chilean UF Rate, for an effective yield of 7.433%.

(7)  All or a portion of these securities were on loan at October 31, 2007.

(8)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(9)  Bond pays a coupon of 5% of the face at the end of the payment period. Principal grows with the Uruguayan inflation rate. The original face of the bond is UYU 38,030,000.

(10)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2007.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2007

Assets
Unaffiliated investments, at value including $163,773,456 of securities on loan (identified cost, $506,822,438)	$511,913,001
Affiliated investment, at value (identified cost, $2,593,946)	2,593,946
Cash	2,324,599
Foreign currency, at value (identified cost, $3,152,131)	3,165,251
Receivable for investments sold	55,993
Interest receivable	4,195,143
Interest receivable from affiliated investment	25,148
Receivable for daily variation margin on open financial futures contracts	6,370
Receivable for open swap contracts	108,059
Receivable for open forward foreign currency exchange contracts	1,564,818
Receivable for closed forward foreign currency exchange contracts	809,830
Prepaid expenses	26,340
Total assets	$526,788,498
Liabilities
Collateral for securities loaned	$168,177,644
Payable for investments purchased	6,060,551
Payable for open swap contracts	1,402,024
Payable for open forward foreign currency exchange contracts	879,310
Payable for closed forward foreign currency exchange contracts	53,237
Payable to affiliate for investment advisory fees	268,952
Payable to affiliate for Trustees' fees	1,420
Other accrued expenses	325,085
Total liabilities	$177,168,223
Net Assets	$349,620,275
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	350,124,414
Accumulated net realized loss (computed on the basis of identified cost)	(5,365,966)
Accumulated undistributed net investment income	228,536
Net unrealized appreciation (computed on the basis of identified cost)	4,444,425
Net Assets	$349,620,275
Net Asset Value
($349,620,275 ÷ 18,886,596 shares issued and outstanding)	$18.51

Statement of Operations

For the Year Ended
October 31, 2007

Investment Income
Interest (net of foreign taxes, $72,844)	$22,933,124
Security lending income, net	1,975,507
Interest income allocated from affiliated investment	366,232
Expenses allocated from affiliated investment	(34,545)
Total investment income	$25,240,318
Expenses
Investment adviser fee	$4,316,916
Trustees' fees and expenses	17,817
Custodian fee	438,000
Legal and accounting services	115,233
Printing and postage	74,588
Transfer and dividend disbursing agent fees	62,338
Miscellaneous	66,331
Total expenses	$5,091,223
Deduct — Reduction of custodian fee	$4,304
Reduction of investment adviser fee	1,160,068
Total expense reductions	$1,164,372
Net expenses	$3,926,851
Net investment income	$21,313,467
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,725,336
Financial futures contracts	(652,904)
Swap contracts	375,001
Foreign currency and forward foreign currency exchange contract transactions	1,010,830
Net realized gain	$4,458,263
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$2,093,611
Financial futures contracts	(23,195)
Swap contracts	(411,810)
Foreign currency and forward foreign currency exchange contracts	1,156,619
Net change in unrealized appreciation (depreciation)	$2,815,225
Net realized and unrealized gain	$7,273,488
Net increase in net assets from operations	$28,586,955

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2007	Year Ended October 31, 2006
From operations — Net investment income	$21,313,467	$19,135,298
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions	4,458,263	(1,048,446)
Net change in unrealized appreciation (depreciation) of investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	2,815,225	5,469,591
Net increase in net assets from operations	$28,586,955	$23,556,443
Distributions to shareholders — From net investment income	$(26,792,626)	$(24,928,763)
From tax return of capital	—	(1,532,344)
Total distributions to shareholders	$(26,792,626)	$(26,461,107)
Capital share transactions — Reinvestment of distributions to shareholders	$585,011	$—
Total increase in net assets from capital share transactions	$585,011	$—
Net increase (decrease) in net assets	$2,379,340	$(2,904,664)
Net Assets
At beginning of year	$347,240,935	$350,145,599
At end of year	$349,620,275	$347,240,935
Accumulated undistributed net investment income included in net assets
At end of year	$228,536	$—

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended October 31, 2007
Cash Flows From Operating Activities — Purchases of loan interests, corporate bonds and options	$(577,648,456)
Proceeds from sales and principal repayments	557,802,598
Interest received	27,597,265
Increase in prepaid expenses	(1,727)
Facilities fees received	130,530
Operating expenses paid	(3,866,854)
Decrease in short-term investments	1,054,041
Increase in unfunded commitments	823,701
Net proceeds from securities lending	23,315,857
Foreign currency transactions	284,123
Swap contract transactions	375,001
Futures contract transactions	(727,524)
Net cash from operating activities	$29,138,555
Cash Flows Used For Financing Activities — Cash distributions paid	$(26,207,615)
Net cash used for financing activities	$(26,207,615)
Net increase in cash	$2,930,940
Cash at beginning of year(1)	$2,558,910
Cash at end of year(1)	$5,489,850
Reconciliation of Net Increase in Net Assets From Operations to Net Cash From Operating Activities
Net increase in net assets from operations	$28,586,955
Decrease in receivable for investments sold	1,228,449
Increase in payable for investments purchased	4,735,372
Increase in interest receivable	(302,583)
Increase in interest receivable from affiliated investment	(25,148)
Increase in prepaid expenses	(1,727)
Decrease in futures variation margin payable	(51,425)
Decrease in payable to affiliate	(928)
Increase in payable for open swap contracts	307,863
Decrease in receivable for open swap contracts	103,947
Increase in other accrued expenses	60,925
Increase in proceeds from securities lending	23,315,857
Increase in payable for open forward foreign currency exchange contracts	6,008
Increase in payable for closed forward foreign currency exchange contracts	53,237
Increase in receivable for open forward foreign currency exchange contracts	(1,132,741)
Increase in receivable for closed forward foreign currency exchange contracts	(809,830)
Increase in unfunded commitments	823,701
Net increase in investments	(27,759,377)
Net cash from operating activities	$29,138,555
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consists of reinvestment of distributions of:	$585,011

(1)  Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Year Ended October 31,		Period Ended
	2007	2006	October 31, 2005(1)
Net asset value — Beginning of year	$18.420	$18.570	$19.100	(2)
Income (loss) from operations
Net investment income(3)	$1.129	$1.015	$0.540
Net realized and unrealized gain (loss)	0.381	0.238	(0.250)
Total income from operations	$1.510	$1.253	$0.290
Less distributions
From net investment income	$(1.420)	$(1.322)	$(0.667)
From tax return of capital	—	(0.081)	(0.113)
Total distributions	$(1.420)	$(1.403)	$(0.780)
Offering costs charged to paid-in capital(3)	$—	$—	$(0.040)
Net asset value — End of year	$18.510	$18.420	$18.570
Market value — End of year	$16.500	$17.750	$16.070
Total Investment Return on Net Asset Value(4)	8.82%	7.73%	1.71	%(5)(7)
Total Investment Return on Market Value(4)	0.66%	19.96%	(11.98	)%(5)(7)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$349,620	$347,241	$350,146
Expenses before custodian fee reduction	1.14%	1.11%	1.02	%(6)
Expenses after custodian fee reduction	1.14%	1.11%	1.01	%(6)
Net investment income	6.12%	5.50%	4.26	%(6)
Portfolio Turnover	114%	56%	89%

(1)  For the period from the start of business, February 28, 2005, to October 31, 2005.

(2)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)  Computed using average common shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(6)  Annualized.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 15, 2004. The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. The Fund pursues its objectives by investing its assets primarily in: senior, secured floating-rate loans made to corporate and other business entities (Senior Loans); bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies (Foreign Obligations); and mortgage-backed securities (MBS) that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. These investments may consist of derivatives. Senior Loans are typically of below investment grade quality, as may be certain Foreign Obligations and other Fund investments. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund's investments include interests in Senior Loans. Interests in Senior Loans for which reliable market quotations are readily available are valued on the basis of prices furnished by an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Junior loans are valued in the same manner as Senior Loans. Fair value determinations are made by the portfolio managers of a Fund based on information available to such managers. The portfolio managers of other funds managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other Funds managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of other Eaton Vance funds. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees.

Debt securities (including collateralized mortgage obligations and certain MBS) normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned thirty year fixed rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in 60 days or less, are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. OTC options are valued at the mean between the bid and asked price provided by dealers. Financial futures contracts listed on commodity exchanges and exchange traded options are valued at closing settlement prices.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices.

Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the exchange which will not be reflected in the computation of the Fund's net asset value unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service.

Securities for which there is no such quotation or valuations and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of EVM. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,288,738 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2013 $2,603,915 and October 31, 2014 $1,684,823.

D  Offering Costs — Costs incurred by the Fund in connection with the offering were recorded as a reduction of capital paid in excess of par.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements whereby all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund's investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund's policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund either makes floating-rate payments based on the benchmark interest rate or the Fund makes fixed-rate payments in exchange for payments on floating benchmark interest rate. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  Credit Default Swaps — The Fund may enter into credit default swaps for investment and risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have made a stream of payments and received no benefit from the contract reducing exposure to the credit by the notional amount of the contract. When the Fund is the seller of a credit default swap contract, it receives a stream of payments, but is obligated to pay par value of the notional amount of the contract upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash, cash equivalents or liquid securities in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

M  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses on securities sold are determined on the basis of identified cost.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

N  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

O  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any. In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. In certain circumstances, a portion of distributions to shareholders may be characterized as a return of capital for federal income tax purposes. As portfolio and market conditions change, the rate of distributions and the Fund's distribution policy could change. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.The tax character of the distributions paid for the year ended October 31, 2007 and October 31, 2006 was as follows:

	Year Ended October 31,
	2007	2006
Distributions declared from:
Ordinary Income	$26,792,626	$24,928,763
Return of Capital	$—	$1,532,344

During the year ended October 31, 2007, the following reclassifications were made due to differences between book and tax accounting for financial futures contracts, swaps, foreign currency contracts, mixed straddles and premium amortization.

Accumulated distributions in excess of net investment income	$5,707,695
Accumulated net realized loss	$(2,266,195)
Paid-in Capital	$(3,441,500)

These reclassifications had no effect on net assets or net asset value per share.

As of October 31, 2007, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$331,037
Unrealized appreciation	$3,367,197
Capital loss carryforwards	$(4,288,738)
Other temporary differences	$(102,501)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to differences in book and tax policies for foreign currency transactions and premium amortization.

3  Investment Adviser Fee and Other Transactions with Affiliates

The Fund has agreed to pay EVM, as compensation for management and investment advisory services, a monthly fee at the annual rate of 0.75% of the total

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

leveraged assets, subject to the limitation on total leveraged assets described below. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The advisory agreement provides that if investment leverage exceeds 40% on the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2007, the Fund's investment leverage represents 54% of total leveraged assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position.

The "notional value" of a forward foreign currency contract or a futures contract or swap based upon foreign currencies, issuers or markets for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into. This amount remains constant throughout the life of the derivative contract. However, the negative or positive payment obligations of the Fund under the derivative contract are marked-to-market on a daily basis and are reflected in the Fund's net assets.

The portion of the advisory fees payable by Cash Management on the Fund's investment of cash therein is credited against the Fund's advisory fees. For the year ended October 31, 2007, the Fund's advisory fee totaled $4,350,254 of which $33,338 was allocated from Cash Management and $4,316,916 was paid or accrued directly by the Fund.

For the year ended October 31, 2007, the fee was equivalent to 0.59% of the Fund's average daily total leveraged assets, and 1.25% of the Fund's average daily net assets. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

The adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% per annum of average daily total leveraged assets of the Fund for the first five full years of the Fund's operations 0.15% per annum of average daily total leveraged assets of the Fund in year six, 0.10% per annum in year seven and 0.05% per annum in year eight. For the year ended October 31, 2007, the investment adviser waived $1,160,068 of its advisory fee.

Trustees of the Fund, who are not affiliated with EVM, may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns on mortgage-backed securities, for the year ended October 31, 2007, were as follows:

Purchases
Investments (non-U.S. Government)	$532,810,984
U.S. Government Securities	50,312,574
$583,123,558
Sales
Investments (non-U.S. Government)	$511,699,768
U.S. Government Securities	44,874,381
$556,574,149

5  Securities Lending Agreement

The Fund has established a securities lending agreement in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Fund continues to earn interest on the

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Fund offsets a portion of the interest income received and amounted to $7,968,448 for the year ended October 31, 2007. At October 31, 2007, the value of the securities loaned and the value of the collateral amounted to $163,773,456 and $168,177,644, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

6  Shares of Beneficial Interest

Shares issued pursuant to the Fund's dividend reinvestment plan for the year ended October 31, 2007 were as follows:

	Year Ended October 31,
	2007	2006
Issued to shareholders electing to receive payments of distributions in Fund shares	31,596	—
Net increase	31,596	—

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$510,493,612
Gross unrealized appreciation	$8,904,253
Gross unrealized depreciation	(4,890,918)
Net unrealized appreciation	$4,013,335

The unrealized depreciation on foreign currency, foreign currency transactions, swap contracts, financial futures contracts and forward contracts at October 31, 2007 on a federal income tax basis was $646,138.

8  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency contracts, financial futures contracts, and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2007 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date(s)	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
11/30/07	British Pound Sterling 7,800,000	United States Dollar 16,035,474	$(153,837)

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date(s)	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
11/06/07	Canadian Dollar 4,020,000	United States Dollar 4,104,323	$(128,203)
11/14/07	Canadian Dollar 2,957,000	United States Dollar 3,098,071	(15,323)
11/01/07	Euro 1,050,000	United States Dollar 1,518,300	(787)
11/30/07	Euro 37,067,000	United States Dollar 53,314,949	(336,175)
11/01/07	Icelandic Krona 135,311,700	Euro 1,557,993	(9,658)
11/08/07	New Zealand Dollar 5,038,110	United States Dollar 3,788,558	(84,125)
11/05/07	Polish Zloty 11,806,250	Euro 3,243,475	(15,836)
11/01/07	Serbian Dinar 216,000,000	Euro 2,792,502	1,537
11/19/07	South African Rand 11,935,288	United States Dollar 1,747,864	(72,441)
			$(814,848)

Purchases

Settlement Date(s)	Acquire	In exchange for	Net Unrealized Appreciation (Depreciation)
11/30/07	Botswana Pula 2,160,000	United States Dollar 339,379	$24,946
12/04/07	Brazilian Real 19,483,600	United States Dollar 11,111,009	47,472
11/30/07	Egyptian Pound 26,261,325	United States Dollar 4,750,000	5,127
12/03/07	Egyptian Pound 26,248,500	United States Dollar 4,750,000	2,322
11/01/07	Euro 13,554	United States Dollar 19,571	39
11/30/07	Euro 1,050,000	United States Dollar 1,519,025	755
12/03/07	Icelandic Krona 135,311,700	Euro 1,545,360	9,725
11/05/07	Icelandic Krona 270,623,400	Euro 3,065,512	88,793
11/09/07	Icelandic Krona 164,572,000	Euro 1,887,921	16,810
11/16/07	Icelandic Krona 135,311,700	Euro 1,575,132	(23,404)
11/01/07	Icelandic Krona 135,311,700	Euro 1,569,741	(7,339)

Settlement Date(s)	Acquire	In exchange for	Net Unrealized Appreciation (Depreciation)
11/05/07	Indian Rupee 69,042,000	United States Dollar 1,732,112	$23,373
11/13/07	Indian Rupee 68,500,000	United States Dollar 1,728,489	12,529
11/26/07	Indian Rupee 68,841,000	United States Dollar 1,741,488	7,079
12/03/07	Indian Rupee 137,250,000	United States Dollar 3,468,537	16,425
11/13/07	Indonesian Rupiah 16,026,000,000	United States Dollar 1,758,587	1,616
11/19/07	Indonesian Rupiah 36,929,375,000	United States Dollar 4,058,619	(4,362)
11/26/07	Indonesian Rupiah 15,000,000,000	United States Dollar 1,632,742	13,142
11/09/07	Kazakhstani Tenge 144,000,000	United States Dollar 1,184,795	4,826
12/07/07	Kazakhstani Tenge 66,000,000	United States Dollar 530,120	13,368
10/14/08	Kazakhstani Tenge 251,700,000	United States Dollar 2,013,600	(15,487)
11/05/07	Kenyan Shilling 19,865,000	United States Dollar 297,648	(713)
11/09/07	Malaysian Ringgit 17,300,000	United States Dollar 5,088,235	100,207
11/13/07	Malaysian Ringgit 5,880,000	United States Dollar 1,739,902	23,770
11/19/07	Malaysian Ringgit 17,250,000	United States Dollar 5,118,998	55,926
11/26/07	Malaysian Ringgit 12,000,000	United States Dollar 3,566,652	34,015
12/03/07	Malaysian Ringgit 13,500,000	United States Dollar 4,021,448	30,112
1/18/08	Mauritian Rupee 11,800,000	United States Dollar 387,602	1,122
11/20/07	Mexican Peso 19,200,000	United States Dollar 1,772,068	19,362
11/26/07	Mexican Peso 18,600,000	United States Dollar 1,716,263	18,567
11/09/07	New Turkish Lira 2,669,431	United States Dollar 2,234,020	39,171
11/19/07	New Turkish Lira 6,209,291	United States Dollar 5,092,922	177,519
11/09/07	Philippine Peso 129,250,000	United States Dollar 2,927,918	30,596
11/16/07	Philippine Peso 129,250,000	United States Dollar 2,933,367	24,263
11/23/07	Philippine Peso 129,250,000	United States Dollar 2,934,499	22,247

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date(s)	Acquire	In exchange for	Net Unrealized Appreciation (Depreciation)
11/30/07	Philippine Peso 129,250,000	United States Dollar 2,962,954	$(7,470)
11/05/07	Polish Zloty 11,806,250	Euro 3,131,507	177,834
11/26/07	Polish Zloty 11,806,250	Euro 3,242,246	15,616
11/09/07	Polish Zloty 26,122,500	Euro 6,926,565	395,847
11/08/07	Polish Zloty 11,806,250	Euro 3,226,721	39,792
11/13/07	Romanian Leu 9,422,500	Euro 2,802,647	36,838
11/01/07	Serbian Dinar 216,000,000	Euro 2,794,308	(4,150)
4/04/08	Uganda Shilling 1,124,090,089	United States Dollar 631,919	3,514
11/07/07	Zambian Kwacha 712,500,000	United States Dollar 171,472	16,617
2/07/08	Zambian Kwacha 712,500,000	United States Dollar 173,133	11,999
			$1,500,356

At October 31, 2007, closed forward foreign currency purchases and sales, excluded above, amounted to a receivable of $809,830 and a payable of $53,237.

Futures Contract

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
12/07	21 Japan 10 Year Bond	Short	$(24,680,089)	$(24,774,984)	$(94,895)

Description of the underlying instruments to futures contracts: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

At October 31, 2007 the Fund had sufficient cash and/or securities to cover potential obligations arising from open futures and forward foreign currency exchange contracts, as well as margin requirements on open futures contracts.

Credit Default Swaps

The Fund has entered into credit default swaps whereby the Fund is buying or selling protection against default exposing the Fund to risks associated with changes in credit spreads of the underlying instrument.

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000s omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Depreciation
Credit Suisse	Turkey
First Boston, Inc.	(Republic of)	Buy	$10,000	2.01%	March 20, 2010	$(241,695)
	Philippines (Republic of the)	Buy	5,000	2.15	September 20, 2011	(169,816)
	Italy	Buy	6,800	0.20	December 20, 2016	(24,245)
JP Morgan
Chase Bank	Indonesia	Buy	$10,000	2.09%	September 20, 2011	$(347,026)
	Philippines (Republic of the)	Buy	5,000	2.17	September 20, 2011	(173,321)
	Turkey (Republic of)	Buy	10,000	2.00	March 20, 2010	(239,457)
						$(1,195,560)

Interest Rate Swaps

Counterparty	Notional Amount	Fund Pay/ Receive Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	12,000,000 MYR	Pay	KLIBOR	3.85%	March 27, 2012	$(22,446)
JP Morgan Chase Bank	3,693,637 BRL	Pay	Brazil Interbank Deposit Rate	12.73%	January 2, 2012	$108,059
JP Morgan Chase Bank	4,309,749 BRL	Pay	Brazil Interbank Deposit Rate	10.35%	January 2, 2012	$(130,477)
JP Morgan Chase Bank	10,259,445 BRL	Pay	Brazil Interbank Deposit Rate	11.34%	January 2, 2009	$(1,463)
Merrill Lynch Capital Services	80,500,000 INR	Receive	MIBOR	7.85%	March 30, 2012	$(52,078)
						$(98,405)

BRL	Brazilian Real

INR	Indian Rupee

MYR	Malaysian Ringgit

KLIBOR	Kuala Lumpur Interbank Offered Rate

MIBOR	Mumbai Interbank Offered Rate

10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Short Duration Diversified
Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the two years in the period then ended, and the financial highlights for the two years in the period then ended and the period from the start of business, February 28, 2005, to October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2007, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the two years in the period then ended and the period from the start of business, February 28, 2005, to October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2007

Eaton Vance Short Duration Diversified Income Fund as of October 31, 2007

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2008 will show the tax status of all distributions paid to your account in calendar 2007. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in shares (the Shares) of the Fund. You may participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2007, our records indicate that there are 16 registered shareholders and approximately 14,395 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Short Duration Diversified Income Fund (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in senior, secured floating-rate loans, foreign debt obligations, including debt of emerging market issuers, and mortgage-backed securities. The Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (February 2005) through September 30, 2006 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as "management fees"). The Board noted the nature of the management fees which are charged on total leveraged assets, and its relationship to the investment objectives of the Fund. The Board concluded that the fees were appropriate in light of the manner in which the leverage will be used by the Adviser in managing the portfolio.

As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2009. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	176	None

Allen R. Freedman 4/3/40	Trustee	Until 2009. 1 year. Trustee since 2007	Former Chairman and Chief Executive Officer of Assurant, Inc. (insurance provider) (1978-2000). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007).	175	Director of Assurant, Inc. and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Until 2010. 3 years. Trustee since 2005	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (since 2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2010. 3 years. Trustee since 2005	Professor of Law, Georgetown University Law Center.	176	None

Norton H. Reamer 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2005	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	176	None

Lynn A. Stout 9/14/57	Trustee	Until 2008. 3 years. Trustee since 2005	Paul Hastings Professor of Corporate and Securities Law, University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Until 2008. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor.	176	None

Eaton Vance Short Duration Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 8/13/56	President	Since 2007(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended business school at Johnson Graduate School of Management at Cornell University (2002-2005). Officer of 4 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2007	Vice President of EVM and BMR. Previously, attended business school at the University of William E. Rochester Simon Graduate School of Business Administration (2001-2003). Officer of 4 registered investment companies managed by EVM or BMR.

Christine Johnston 11/9/72	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 34 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary	Since 2007	Vice President and Deputy Chief Legal Officer of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2007, Mr. Swaffield served as Vice President of the Fund since 2005.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on February 23, 2007.

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Investment Adviser of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116

Eaton Vance Short Duration Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2319-12/07  CE-SDDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the fiscal years ended October 31, 2006 and October 31, 2007 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2006	10/31/2007

Audit Fees	$61,450	$65,850

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$16,145	$19,710

All Other Fees(3)	$0	$0

Total	$77,595	$85,560

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other tax related compliance/planning matters.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The

Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended October 31, 2006 and October 31, 2007; and (ii) the aggregate non-audit fees (i.e., fees for audit related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	10/31/2006	10/31/2007

Registrant	$16,145	$19,710

Eaton Vance(1)	$83,600	$286,446

(1)Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), William H. Park, Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Short Duration Diversified Income Fund

Christine Johnston, Scott H. Page, Susan Schiff, Payson F. Swaffield, Mark S. Venezia and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.

Ms. Johnston has been with Eaton Vance since 1994 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”).  Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  He is co-head of Eaton Vance’s Senior Loan Group.  Ms. Schiff has been an Eaton Vance portfolio manager since 1991 and is a Vice President of EVM and BMR.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  Mr. Venezia has been with Eaton Vance since 1984 and is a Vice President of EVM and BMR.  He is head of Eaton Vance’s Global Bond Department.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total assets of Accounts Paying a Performance Fee*
Christine M. Johnston
Registered Investment Companies	3	$3,774.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Scott H. Page
Registered Investment Companies	13	$14,983.1	0	$0
Other Pooled Investment Vehicles	7	$6,382.6	6	$3,243.8
Other Accounts	2	$1,035.6	0	$0
Susan Schiff
Registered Investment Companies	5	$4,337.9	0	$0

Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Payson F. Swaffield
Registered Investment Companies	13	$14,983.1	0	$0
Other Pooled Investment Vehicles	7	$6,382.6	6	$3,243.8
Other Accounts	2	$1,035.6	0	$0
Mark S. Venezia
Registered Investment Companies	7	$4,861.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Christine Johnston	None
Scott H. Page	None
Susan Schiff	None
Payson F. Swaffield	None
Mark S. Venezia	$100,001-$500,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 11, 2007

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 11, 2007